Exhibit 99.2

AMENDED AND RESTATED

BY-LAWS

OF

CRITICAL CARE SYSTEMS INTERNATIONAL, INC.

 (a Delaware corporation)

ARTICLE I

Section 1.1                                   Offices

The registered office of Critical Care Systems International, Inc. (the “Corporation”) required by the General Corporation Law of Delaware (the “DGCL”) to be maintained in the State of Delaware shall be located at Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Corporation may establish or discontinue, from time to time, such other offices within or without the State of Delaware as the Board of Directors may determine proper for the conduct of the Corporation’s business.

Section 1.2                                   Fiscal Year

The fiscal year of the Corporation shall be the twelve month period established from time to time by the Board of Directors.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1                                   Place of Meetings

All meetings of stockholders shall be held at the principal office of the Corporation except such meetings as the Board of Directors expressly determines shall be held elsewhere or solely by means of remote communications, in which cases meetings may be held upon notice as hereinafter provided at such place or places, within or without the State of Delaware or by remote communication, as may from time to time be determined by the Board of Directors and as shall be specified in the respective notices, or waivers of notice, thereof.

Section 2.2                                   Annual Meetings

The annual meeting of stockholders for the election of directors and the transaction of other business shall be held on such date and at such time  as shall be designated by the Board of Directors, which date shall be within thirteen months after the prior annual meeting of stockholders. At each annual meeting the stockholders entitled to vote shall elect a Board of Directors and may transact such other proper business as may properly be brought before the meeting. To be properly brought before an annual meeting of stockholders, business must be (1) specified in the notice of the meeting, (2) directed to be brought before the meeting by the Board of Directors or (3) proposed at the meeting by a stockholder who (i) was a stockholder of record at the time of giving of notice provided in these By-laws, (ii) is entitled to vote at the meeting, and (iii) gives prior notice on the matter, which must otherwise be a proper matter for stockholder action, in the manner herein provided. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give written notice to the Secretary of the Corporation so as to be received at the principal executive offices of the Corporation at least fifteen business days before the date that is one year after the prior year’s annual meeting for stockholders. Such notice shall set forth (1) the name and record address of the stockholder and of the beneficial owner, if any, on whose behalf the proposal will be made, (2) the class and number of shares of the Corporation owned by the stockholders and beneficially owned by the beneficial owner, if any, on whose behalf the proposal will be made, (3) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business and (4) any material interest in such business. The Chairman of the meeting may refuse to acknowledge any proposed business not made in compliance with the foregoing procedure.

Section 2.3                                   Special Meetings

Special meetings of the stockholders for any purpose or purposes, unless otherwise provided by statute, may be called by a majority of the Board of Directors, the Chairman of the Board, if any, the Chief Executive Officer or by any one or more persons who in the aggregate beneficially own 50% or more of the stock of the Corporation entitled to vote at such meeting, provided that a special meeting to consider matters (and only such matters) that are the subject of a notice to stockholders given pursuant to Section 2.8 (relating to a stockholder’s action by written consent) may be called by any one or more persons who in the aggregate beneficially own 10% or more of the stock of the Corporation entitled to vote at such meeting. For business to be properly brought before a special meeting by a stockholder, the stockholder must give written notice to the Secretary of the Corporation so as to be received at the principal executive offices of the Corporation at least ten days before the date of the special meeting. Such notice shall set forth (1) the name and record address of the stockholder and of the beneficial owner, if any, on whose behalf the proposal will be made, (2) the class and number of shares of the Corporation owned by the stockholders and beneficially owned by the beneficial owner, if any, on whose behalf the proposal will be made, (3) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business and (4) any material interest in such business. The Chairman of the meeting may refuse to acknowledge any proposed business not made in compliance with the foregoing procedure.

Section 2.4                                   List of Stockholders

It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of the stock ledger to prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in his name. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting; or (ii) during ordinary business hours at the principal office of the Corporation. Such list shall be open to examination during the whole time of said meeting, at the place of such meeting, or, if the meeting held is by remote communication, on a reasonably accessible electronic network and the information required to access such list shall be provided with the notice of said meeting. The original or duplicate ledger shall be the only evidence as to who are the stockholders entitled to examine such list or the books of the Corporation or to vote in person or by proxy at such meeting.

Section 2.5                                   Quorum

At all meetings of the stockholders, the holders of record of a majority of the issued and outstanding stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute the requisite quorum for the transaction of business, except as otherwise provided by law, the Certificate of Incorporation or these By-laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, by a majority vote, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until the requisite amount of voting stock shall be present. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting, at which the requisite amount of voting stock shall be represented, any business may be transacted that might have been transacted if the meeting had been held as originally called.

Section 2.6                                   Voting

Every stockholder of record who is entitled to vote shall at every meeting of the stockholders be entitled to one vote for each share of stock held by him on the record date; except, however, that shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes. Nothing in this Section 2.6 shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity. At all meetings of the stockholders, except as otherwise expressly provided for by statute, the Certificate of Incorporation or these By-laws: (i) in all matters other than the election of directors, the affirmative vote of a majority of shares present in person or by means of remote communication or represented by proxy at the meeting and entitled to vote on such matter shall be the act of the stockholders; and (ii) directors shall be elected by a plurality of the votes of the shares present in person or by means of remote communication or represented by proxy at the meeting and entitled to vote on the election of directors. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat or so directed by the chairman of the meeting or required by law, the vote thereat on any question need not be by written ballot. On a vote by written ballot, which may be by electronic transmission by any stockholder present by means of remote communication, each ballot shall state the name of the stockholder voting and the number of shares voted by such stockholder, and if such ballot be cast by a proxy, it shall also state the name of the proxy.

Section 2.7                                   Proxies

Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. A proxy acting for any stockholder shall be duly appointed by an instrument in writing subscribed by such stockholder. No proxy shall be valid after the expiration of three years from the date thereof unless the proxy expressly provides for a longer period.

Section 2.8                                   Action Without a Meeting

Subject to the Certificate of Incorporation of the Corporation and the Stockholders’ Agreement by and among the Corporation and the holders named therein to which the Corporation is a party, any action required to be taken at any annual or special meeting of stockholders or any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prior to any such action being taken by written consent of the stockholders, all stockholders who do not so consent in writing shall receive notice of such action at least 5 Business Days prior to the effective date of such action.

Section 2.9                                   Inspectors

(a)  One or more inspectors may be appointed by the Board of Directors before or at any meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting. At the meeting for which the inspector or inspectors are appointed, he, she or they shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies and the acceptance and rejection of votes. If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his or her place.

(b) At any time at which the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an inter-dealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 stockholders, paragraph (a) of this Section 2.9 shall not apply, as required under Section 231(e) of the DGCL.

2.10                        Nomination of Directors

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors, except as otherwise provided in Section 3.8 or 3.10 of these By-laws or in the Certificate of Incorporation. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders: (i) by or at the direction of the Board of Directors; or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.10, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation at least fifteen business days before the date that is one year after the prior year’s annual meeting for the stockholders if delivered by any one or more person who in the aggregate beneficially owns 10% or more of the Corporation’s issued and outstanding shares and at least thirty days before the date that is one year after the prior year’s annual meeting for all other stockholders. Such stockholder’s notice to the Secretary shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to the person that is required to be disclosed in solicitations for proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including the written consent of such person to be named in the proxy statement as a nominee and to serve as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation’s books, of such stockholder, and (B) the class and number of shares of voting stock of the Corporation that are beneficially owned by the stockholder. At the request of any officer of the Corporation, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee. In the event that a person is validly designated as a nominee to the Board and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee. The chairman of the meeting of stockholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these By-laws, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1                                   Powers

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and subject to the restrictions imposed by law, the Certificate of Incorporation or these By-laws, the Board of Directors may exercise all the powers of the Corporation.

Section 3.2                                   Election and Term

Except as otherwise provided by law, directors shall be elected at the annual meeting of stockholders and shall hold office until the next annual meeting of stockholders and until their successors are elected and duly qualified, or until they sooner die, resign or are removed. At each annual meeting of the stockholders, at which a quorum is present, the persons receiving a plurality of the votes cast shall be the directors. Acceptance of the office of director may be expressed orally or in writing, and attendance at the organization meeting shall constitute such acceptance.

Section 3.3                                   Number

The number of directors shall be seven.

Section 3.4                                   Quorum and Manner of Acting

Unless otherwise provided by law, the presence of a majority of the total number of directors then in office shall be necessary to constitute a quorum for the transaction of business at all meetings of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjournment meeting need not be given. At all meetings of directors, a quorum being present, all matters shall be decided by the affirmative vote of a majority of the directors present, except as otherwise required by law, the Certificate of Incorporation or these By-laws. The Board of Directors may hold its meetings at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified in the respective notices, or waivers of notice, thereof.

Section 3.5                                   Organizational Meeting

Immediately after each annual meeting of stockholders for the election of the directors the Board of Directors shall meet at the place of the annual meeting of stockholders for the purpose of organization, the election of officers and the transaction of other business. Notice of such meeting need not be given in order to legally constitute the meeting, provided a quorum shall be present. If such meeting is held at any other time or place, notice thereof must be given as hereinafter provided for special meetings of the Board of Directors, subject to the execution of a waiver of the notice thereof signed by, or the attendance at such meeting of, all directors who may not have received such notice.

Section 3.6                                   Regular Meetings and Books

The Board of Directors may hold its regular meetings and keep the books of the Corporation at such place, within or without the State of Delaware, as shall from time to time be determined by the Board of Directors. After there has been such determination, and notice thereof has been once given to each member of the Board of Directors as hereinafter provided for special meetings, regular meetings may be held without further notice being given.

Section 3.7                                   Special Meetings; Notice

Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, if any, the Chief Executive Officer or at the request of at least three directors. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least five days before the date on which the meeting is to be held, or shall be sent to him at such place by telex, facsimile or e-mail, or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held. Each such notice shall state the time and place of the meeting and, as may be required, the purposes thereof. Unless limited by law, the Certificate of Incorporation, these By-laws or the terms of the notice thereof, any and all business may be transacted at any meeting without the notice thereof having specifically identified the matters to be acted upon.

Section 3.8                                   Removal of Directors

Any director or the entire Board of Directors may be removed, with or without cause, at any time, by action of the holders of record of the majority of the issued and outstanding stock of the Corporation (a) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon or (b) by a consent in writing in the manner contemplated in Section 2.8 of Article II, and the vacancy or vacancies in the Board of Directors caused by any such removal may be filled by action of such a majority at such meeting or at any subsequent meeting or by consent.

Section 3.9                                   Resignations

Any director of the Corporation may resign at any time by giving written notice to the Chairman of the Board, if any, the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.10                            Vacancies

Any newly created directorships resulting from an increase in the size of the Board of Director, any vacancies occurring in the Board as a result of the removal of a director and any vacancies in the Board that exist on the effective date of the plan (as defined in the Certificate of Incorporation) shall be filled by the action of the holders of record of the majority of the issued and outstanding stock of the Corporation

(a) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon or (b) by a consent in writing in the manner contemplated in Section 2.8 of Article II. Vacancies occurring in the Board of Directors for any other reason may be filled by the vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. The director so chosen, whether selected to fill a vacancy or elected to a new directorship, shall hold office until the next meeting of stockholders at which the election of directors is in the regular order of business, and until his successor has been elected and duly qualified, or until he sooner dies, resigns or is removed.

Section 3.11                            Compensation of Directors

The Board of Directors shall have the power to fix the compensation of directors and members of committees of the Board. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings

Section 3.12                            Action Without a Meeting

Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and such consent is filed in paper form with the minutes of proceedings of the Board or committee

Section 3.13                            Telephonic Participation in Meetings

Members of the Board of Directors or any committee designated by the Board may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.14                            Committees; Committee Rules

(a)                                  The Board of Directors may, by resolution passed by a majority of the total number of directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors shall have the power at any time to remove any member or members of a committee and to appoint other directors in lieu of the person or persons so removed and shall also have the power to fill vacancies in a committee. Any such committee, to the extent provided in the resolution of the Board of Directors or in these By-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, (ii) adopting, amending or repealing any By-law of the Corporation or (iii) the authorization or approval of any matter set forth in Article X of these By-laws.

(b)                                 Any committee designated pursuant to Section 3.14(a) shall keep regular minutes of its meetings in a book provided for that purpose if the minutes are maintained in paper form and shall keep regular minutes in an electronic file if the minutes are maintained in electronic form and report the same to the Board of Directors at its meeting next succeeding such meeting. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business, and shall meet at such time and at such place or places as may be provided by such rules, or by such committee or the Board of Directors. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these By-laws.

ARTICLE IV
OFFICERS

Section 4.1                                   Principal Officers

The principal officers of the Corporation shall consist of a Chairman of the Board (if one is elected by the Board), a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers and agents as may, from time to time, be elected or appointed by the Board of Directors. Any number of offices may be held by the same person. None of such officers (other than the Chairman of the Board) must be a director.

Section 4.2                                   Election and Term of Office

The principal officers of the Corporation shall be elected annually by the Board of Directors at the organizational meeting thereof. Each such officer shall hold office until his successor shall have been elected and duly qualified, or until his earlier death, resignation or removal by the Board of Directors.

Section 4.3                                   Other Officers

In addition, the Board may elect, or the Chairman of the Board, if any, may appoint, such other officers and agents as they deem fit. Any such other officers chosen by the Board of Directors shall be subordinate officers and shall hold office for such period, have such authority and perform such duties as the Board of Directors or the Chairman of the Board, if any, may from time to time determine.

Section 4.4                                   Removal

Any officer may be removed, either with or without cause, at any time, by resolution adopted by the Board of Directors at any regular meeting of the Board, or at any special meeting of the Board called for that purpose, at which a quorum is present.

Section 4.5                                   Resignations

Any officer may resign at any time by giving written notice to the Chairman of the Board, if any, the Secretary or the Board of Directors. Any such resignation shall take effect upon receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.6                                   Vacancies

A vacancy in any office may be filled for the unexpired portion of the term in the manner prescribed in these By-laws for election or appointment to such office for such term.

Section 4.7                                   Chairman of the Board

The Chairman of the Board of Directors, if one be elected, shall preside if present at all meetings of the stockholders and the Board of Directors, and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

Section 4.8                                   Chief Executive Officer

The Chief Executive Officer shall have general active management of the business of the Corporation. In the absence of the Chairman of the Board, he shall preside at all meetings of the stockholders and directors. He shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute and deliver, in the name of the Corporation, any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation unless the authority to execute and deliver is required by law to be exercised by another person or is expressly delegated by the Certificate of Incorporation, the By-laws or by the Board of Directors to some other officer or agent of the Corporation. He shall maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the stockholders, and in general, shall perform all duties usually incident to the office of the Chief Executive Officer. He shall have such other duties as may, from time to time, be prescribed by the Board of Directors.

Section 4.9                                   Chief Financial Officer

The Chief Financial Officer shall keep accurate financial records for the Corporation. He shall deposit all moneys, drafts and checks in the name of, and to the credit of, the Corporation in such banks and depositories as the Board of Directors shall, from time to time, designate. He shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. He shall disburse the funds of the Corporation, as ordered by the Board of Directors, making proper vouchers therefor. He shall render to the Chief Executive Officer and the directors, whenever requested, an account of all his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall perform such other duties as may, from time to time, be prescribed by the Board of Directors or by the Chief Executive Officer.

Section 4.10                            Secretary

The Secretary, shall act as secretary at all meetings of the Board of Directors and of the stockholders and keep the minutes thereof in a book or books to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he shall have charge of the stock records of the Corporation; he shall see that all reports, statements and other documents required by law are properly kept and filed; and in general he shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chief Executive Officer or the Board of Directors. The Secretary shall, in his absence or in any instance in which he deems it necessary, have the ability to use assistants in the discharge of his powers and duties.

Section 4.11                            Salaries

The salaries of the principal officers shall be fixed from time to time by the Board of Directors, and the salaries of any other officers may be fixed by the Chief Executive Officer.

ARTICLE V

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 5.1                                   Right of Indemnification

Every person now or hereafter serving as a director or officer of the Corporation and every such director or officer serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation in accordance with and to the fullest extent permitted by law for the defense of, or in connection with, any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative; provided, however, that the Corporation shall indemnify any such director or officer in connection with an action, suit or proceeding (or part thereof) initiated by such director or officer only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 5.2                                   Expenses

Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined by final judicial decision from which there is no right to appeal that such director or officer is not entitled to be indemnified for such expenses under this Article V or otherwise.

Section 5.3                                   Non-Exclusivity of Rights

The rights to indemnification and to the advancement of expenses conferred in this Article V shall not be exclusive of any other right that any person may have or hereafter acquires under any statute, the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 5.4                                   Insurance

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article V or under the DGCL.

Section 5.5                                   Indemnification of Employees and Agents of the Corporation

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VI

SHARES AND THEIR TRANSFERS

Section 6.1                                   Certificate for Stock

Every stockholder of the Corporation shall be entitled to a certificate or certificates, to be in such form as the Board of Directors shall prescribe, certifying the number of shares of the capital stock of the Corporation owned by him. No certificate shall be issued for partly paid shares.

Section 6.2                                   Stock Certificate Signature

The certificates for such stock shall be numbered in the order in which they shall be issued and shall be signed by both of (i) the Chairman of the Board, if any, or the Chief Executive Officer and (ii) the Secretary or an Assistant Secretary or Chief Financial Officer of the Corporation, and its seal shall be affixed thereto. If such certificate is countersigned (1) by a transfer agent other than the Corporation or its employee, or, (2) by a registrar other than the Corporation or its employee, the signatures of such officers of the Corporation may be facsimiles. In case any officer of the Corporation who has signed, or whose facsimile signature has been placed upon, any such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Section 6.3                                   Fractional Share Interests

The Corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall: (i) arrange for the disposition of fractional interests by those entitled thereto; (ii) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or (iii) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions that the Board of Directors may impose.

Section 6.4                                   Stock Ledger

A record shall be kept by the Secretary or by any other officer, employee or agent designated by the Board of Directors of the name of each person, firm or corporation holding capital stock of the Corporation, the number of shares represented by, and the respective dates of, each certificate for such capital stock, and in case of cancellation of any such certificate, the respective dates of cancellation.

Section 6.5                                   Cancellation

Every certificate surrendered to the Corporation for exchange or registration of transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except, subject to Section 6.8 of this Article VI, in cases provided for by applicable law.

Section 6.6                                   Registrations of Transfers of Stock

Registrations of transfers of shares of the capital stock of the Corporation shall be made on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer clerk or a transfer agent appointed as in Section 6.7 of this Article VI provided, and on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; provided, however, that whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

Section 6.7                                   Regulations

The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with the Certificate of Incorporation or these By-laws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any principal officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates of stock to bear the signature or signatures of any of them.

Section 6.8                                   Lost, Stolen, Destroyed or Mutilated Certificates

Before any certificates for stock of the Corporation shall be issued in exchange for certificates which shall become mutilated or shall be lost, stolen or destroyed, proper evidence of such loss, theft, mutilation or destruction shall be procured for the Board of Directors, if it so requires.

Section 6.9                                   Record Dates

For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as a record date for any such determination of stockholders. Such record date shall not be more than sixty or less than ten days before the date of such meeting, or more than sixty days prior to any other action. If no such record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If the Board of Directors does not fix the record date for determining stockholders entitled to consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation at its registered office in the state of incorporation of the Corporation, at its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If the Board of Directors does not fix the record date for determining stockholders entitled to consent to corporate action in writing without a meeting and prior action by the Board of Directors is necessary the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1                                   Corporate Seal

The Board of Directors shall provide a corporate seal, which shall be in such form as the Board of Directors may decide. The Secretary shall be the custodian of the seal. The Board of Directors may authorize a duplicate seal to be kept and used by any other officer.

Section 7.2                                   Voting of Stocks Owned by the Corporation

The Board of Directors may authorize any person on behalf of the Corporation to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except the Corporation) in which the Corporation may hold stock.

Section 7.3                                   Dividends

Subject to the provisions of the Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time in their absolute discretion determine to be proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Board of Directors shall determine to be in the interests of the Corporation, and the Board may modify or abolish such reserve in the manner in which it was created

Section 7.4                                   Checks, Drafts and Notes

All checks, drafts or orders for the payment of money, and all notes and acceptances of the Corporation shall be signed by such officer or officers, agent or agents as the Board of Directors may designate.

Section 7.5                                   Notices

(a)                                  Notices to directors and stockholders may be: (i) in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation; (ii) by facsimile telecommunication, when directed to a number at which the director or stockholder has consented to receive notice; or (iii) by electronic mail, when directed to an electronic mail address at which the director or stockholder has consented to receive notice. Notice by mail shall be deemed to be given at the time when the same shall be deposited in the U.S. mail, postage prepaid.

(b)                                 Whenever any notice is required to be given under the provisions of applicable law, the Certificate of Incorporation or these By-laws, a written waiver signed by the person or persons entitled to said notice, or waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein or the meeting or action to which such notice relates, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 7.6                                   Conflict of Interest

No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorized the contract or transaction, or solely because his, her or their votes are counted for such purpose, if, subject in all cases to the provisions of Article IX and Article X of these By-laws:  (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders of the Corporation entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of such stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

ARTICLE VIII

AMENDMENTS

Section 8.1                                   General

These By-laws of the Corporation may be altered, amended or repealed by the affirmative vote of the holders of record of 62.5% of the issued and outstanding stock of the Corporation (i) present in person or by proxy at a meeting of holders of such stock and entitled to vote thereon or (ii) by a consent in writing in the manner contemplated in Section 2.8 of Article II; provided, however, that notice of the proposed alteration, amendment or repeal is contained in the notice of such meeting. These By-laws shall be subject to alteration or repeal by the stockholders as in this Article VIII above provided.

Section 8.2                                   Super Majority Vote

Whenever the Certificate of Incorporation of the Corporation or these By-laws shall require for action by the Board of Directors, by the holders of any class or series of shares or by the holders of any other securities having supermajority voting power, the provisions of the Certificate of Incorporation and these By-laws requiring such supermajority vote shall not be altered, amended or repealed except by such supermajority vote.

ARTICLE IX

SUPERMAJORITY STOCKHOLDER APPROVAL

Notwithstanding any other provision of these By-laws or any provision of the Certificate of Incorporation or of the DGCL permitting a lesser vote, in addition to any approval by the Corporation’s Board of Directors that is required under the DGCL, the prior approval of those stockholders holding at least 62.5% of the issued and outstanding shares of the Corporation’s Common Stock will be required in order to effect any of the following:

(a)                                  any merger or consolidation in which the Corporation is a constituent corporation, other than any merger or consolidation that (i) qualifies as a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, or (ii) pursuant to Sections 251(g) and 253 of the DGCL, does not require the vote of the stockholders of the Corporation;

(b)                                 a sale of all or substantially all of the assets of the Corporation;

(c)                                  any amendment of the Corporation’s Certificate of Incorporation;

(d)                                 any amendment of the Corporation’s By-laws; and

(e)                                  the issuance of shares of the Corporation’s voting stock, or of securities convertible into or exchangeable for, or of options, warrants or other rights to acquire, shares of the Corporation’s voting stock, in each case equal to or greater than 20% of the number of shares of the Corporation’s voting stock outstanding at the time of such issuance.

In addition, any transaction between the Corporation or any subsidiary of the Corporation, on the one hand, and any Affiliate of the Corporation on the other hand (excluding transactions between the Corporation and its wholly-owned subsidiaries and executive compensation matters) will require approval of those disinterested stockholders holding at least 62.5% of the Corporation’s common stock.

ARTICLE X

SUPERMAJORITY DIRECTOR APPROVAL

Notwithstanding any other provision of these By-laws or any provision of the Certificate of Incorporation or of the DGCL permitting a lesser vote, in addition to any approval by the Corporation’s stockholders that is required under the DGCL:

(a)                                  the issuance of any equity securities senior to the Corporation’s common stock and/or the incurrence of indebtedness for money borrowed or the issuance of notes, bonds or other debt securities that causes the outstanding amount of such securities and indebtedness in the aggregate to exceed $77.75 million (the “Funded Debt Cap”), by any amount up to $20 million shall be authorized if at least five members of the Corporation’s Board of Directors vote in favor of such issuance or incurrence; and

(b)                                 the issuance of any equity securities senior to the Corporation’s common stock and/or the incurrence of indebtedness for money borrowed or the issuance of notes, bonds or other debt securities that causes the outstanding amount of such securities and indebtedness in the aggregate to exceed the Funded Debt Cap by an amount that is greater than $20 million shall be authorized only if (i) at least five members of the Corporation’s Board of Directors vote in favor of such issuance or incurrence and (ii) not more than one member of the Corporation’s Board of Directors objects to such issuance or incurrence.

ARTICLE XI

DEFINITIONS

“Affiliate” of any person means any other person who either directly or indirectly through one or more intermediaries is in control of, is controlled by, or is under common control with, such person. For purposes of this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of securities, partnership interests or by contract, assignment or otherwise. The terms “controls,” “controlling” and “controlled by” shall have meanings correlative of the foregoing.